Nasdaq: CNFR Fulfilling the Unique Needs of Specialty Insurance Markets as a Long-Term Partner Q1 2022 Investor Conference Call May 12, 2022 Exhibit 99.1

Safe Harbor Statement 2

Conifer Holdings, Inc. provides niche market insurance programs through Conifer Insurance Company and White Pine Insurance Company on both an admitted and E&S basis. Conifer’s Infrastructure 3

Q1 2022 Highlights Top Line Growth in Both Commercial and Personal Lines GWP Q1 2022: $33M +8.5% over Q1 2021 Achieving rate across many lines Focus is on expanding profitable core premium Personal Lines Growth in Profitable Programs GWP Q1 2022: $4M +38.9% over Q1 2021 Q1 2022 Combined Ratio: 84.5% Low-value dwelling product performance demonstrating consistent profitability Book Value of $3.13 per share Shareholders’ equity of $30.4M Does not include $16.7M of DTA ($1.72 per share) Total adjusted book value of $4.85 as of quarter ended March 31, 2022 Strategic Initiatives Continue to Drive Growth 4

Investment Thesis Focused Expertise in Niche Specialty Insurance Markets Operating Strategy 2 Attractive Entry Point Valuation Based on Operating Trajectory 3 1 5

Our Lines Of Business Commercial Personal Gross Written Premium for Q1 2022: $33 Million, up 8.5% YoY 6

Example: Restaurants, Bars and Taverns Conifer has had ties to the Hospitality Industry since the late 1980s, providing coverage and peace of mind for proprietors. Experts in Niche Markets Commercial Lines 7

Focus on classes where we have deep underwriting knowledge and experience Partner with retail and select wholesale agencies and retain underwriting authority in-house: Underwriting teams have established strong relationships with retail and wholesale specialists in these lines of business. With agents who specialize in our unique classes, we remain closer to our insureds and underwrite a stronger account / risk profile overall. A hallmark of our success has always been tight agent relationships that generate high account retention: Commercial retention in the quarter was over 90%. High account retention allows us to selectively grow market share where we see the best pricing and profitability. Leverage ability to write on E&S and admitted paper for rate and form flexibility: Our markets continue firming, and we are seeing rate increases in our specialty markets – Including increasing rate especially Excess & Surplus lines. Maintain low limits as much as possible: vast majority of property TIV is under $1M Also, we are seeing opportunities for additional market share movement in our space Continuing to emphasize specialty business, our premium mix remains firmly dedicated to Commercial Lines with 86.7% Specialty Commercial and 13.3% Personal Lines for Q1 2022. Commercial Lines Focus: Disciplined, Quality Underwriting 8

Commercial Lines represented roughly 87% of the premium written in Q1 2022 Sustained expansion of Michigan state premium and market share Conifer continues to write Commercial Lines in all 50 states Commercial Lines 9

Underwriting teams have established strong relationships with retail and wholesale specialists in low value dwelling markets Leverage ability to write on E&S and admitted paper, where possible, for rate and form flexibility Utilize technology to appropriately price our property risks Maintain competitive advantage in ease of use for agency portal and submission/bind process Cloud-based agency portal system with strong data mining and predictive outcome capabilities Maintain rate and underwriting discipline regardless of market cycles Personal Lines profitability continues, posting 84.5% Combined Ratio for Q1 2022 10 Personal Lines Focus: Niche Specialty Homeowners Products

$3.2M $4.4M MILLIONS Gross Written Premium Personal Lines production was approximately 13% of total premium in Q1 2022 Growth in low-value dwelling segment with Oklahoma as largest state Q1 2022 Combined Ratio for Personal Lines: 84.5% +38.9% Personal Lines 11

12 12 Claims Management *new claims received as of March 31, 2022; excludes hurricanes and COVID/BI claims 1,766 1,292 64% Decrease 982 642

Operating Strategy Attractive Entry Point Valuation Based on Operating Trajectory Focused Expertise in Niche Specialty Insurance Markets 2 3 1 Investment Thesis 13

Strategic Initiatives: Progress to Date Writing Specialty Commercial Lines Significant rate increases Infrastructure in place to handle anticipated growth Reducing exposure to underperforming markets (example: exiting select FL commercial lines) Expense management ongoing Focus on Small Commercial Business Rate contributed significantly to Q1 2022 premium growth Achieving appropriate scale Substantial decrease in number of open claims leads to more predictable loss-cost predictions in future periods Expense ratio 37.5% for Q1 2022 14

Q1 2022 Results Overview Gross Written Premium: GWP was $33.0M in Q1 2022 Commercial Lines GWP increased approximately 5% over Q1 2021 Commercial Lines accident year combined ratio was 89.3% for the three months Personal Lines GWP increased 38.9% over Q1 2021, in historically profitable business lines Personal Lines accident year combined ratio was 90.8% for the three months Overall GWP increase of 8.5% from Q1 2021 Net Earned Premium: NEP was $24.0M in Q1 2022, compared to $22.8M in Q1 2021 Commercial Lines NEP was $20.5M for Q1 2022, down 0.9% year over year Personal Lines NEP was $3.4M for Q1 2022, a 61.2% increase over the same period in 2021 15

Continued focus on disciplined underwriting Personal Lines combined ratio was 84.5% for Q1 2022, down over 70 percentage points year over year Commercial Lines combined ratio was 117.2% for Q1 2022 Prior year development stemming from 2018 and prior years – largely related to quick service restaurants Since 2018, significant re-underwriting has taken place in QSR eliminating poor performers and geographies from the book Premiums down more than 95% from peak, refined to core performing book 87% of total premiums in Q1 2022 were from core specialty commercial business Expect continued growth in small business and low-value dwelling programs in 2022 and beyond Q1 2022 Results Overview Combined Ratio 129.0% 112.5% 16 (1650bps)

For Q1 2022, the consolidated loss ratio was 75.0%, compared to 84.4% in Q1 2021 Commercial Lines loss ratio was 80.7% Personal Lines loss ratio was 41.0% Growth in Net Earned Premium is driving greater economies of scale Emphasis on Low Value Dwelling premium is leading to outperformance in Personal Lines Commercial Lines focus is on disciplined growth in solidly performing core specialty lines of business Q1 2022 Results Overview Loss Ratio 17 (940bps)

Expense Ratio was 37.5% for Q1 2022, a 710 bps improvement over the prior year period Growth in Net Earned Premium is driving greater economies of scale Ongoing efforts to reduce expense ratio by reducing absolute expenses through continued expense management Expense Ratio should continue to decrease with reduction in total expenses coupled with growth in net earned premium base Q1 2022 Results Overview Expense Ratio 18

Debt Security Portfolio Allocation Net Investment Income for Q1 2022: $507,000 Highly liquid portfolio of investment grade debt securities Total cash & investment securities of $181.0M at March 31, 2022: Average duration: 3.7 years Average tax-equivalent yield: ~1.4% Average credit quality: AA Q1 2022 Investment Portfolio 19

Investment Thesis 20

Why Conifer 21

Aligned and Experienced Management Team Insiders own over 64% of outstanding stock 22

Contact: Jessica Gulis (248) 559-0840 ir@cnfrh.com Appendix Income Statement Balance Sheet Summary Financial Information Adjusted Operating EPS 23

Net loss of $2.9 million, or $0.30 per share, based on 9.7 million average shares outstanding For Q1 2022, adjusted operating loss was $3.1 million, or $0.32 per share Q1 2022 Income Statement 24

Shareholders’ equity of $30.4 million – book value of $3.13 a share $1.72 per share full valuation allowance against deferred tax assets not reflected in book value Total adjusted book value of $4.85 as of quarter ended March 31, 2022 March 31, 2022 Balance Sheet 25

Summary Financial Information 26

Definitions of Non-GAAP Measures Conifer prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data. We believe that investors’ understanding of Conifer’s performance is enhanced by our disclosure of adjusted operating income. Our method for calculating this measure may differ from that used by other companies and therefore comparability may be limited. We define adjusted operating income (loss), a non-GAAP measure, as net income (loss) excluding net realized investment gains and losses, and other gains and losses, after-tax, and excluding the tax impact of changes in unrealized gains and losses. Beginning in 2018, the change in fair value of equity securities, net of tax, and the deferred gain on losses ceded to the ADC are also excluded from net income to arrive at adjusted operating income. We use adjusted operating income as an internal performance measure in the management of our operations because we believe it gives our management and other users of our financial information useful insight into our results of operations and our underlying business performance. Adjusted Operating Income 27